Exhibit 23.2

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Form S-4 of our report dated November 4, 2019 with respect to our audit of the financial statements of CannBioRx Life Sciences Corp. as of June 30, 2019 and for the period from January 28, 2019 (inception) through June 30, 2019, which report includes an explanatory paragraph as to the ability of CannBioRx Life Sciences Corp. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such proxy statement/prospectus.

/s/ Marcum llp

New York, NY

November 12, 2019

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Form S-4 of our report dated November 4, 2019 with respect to our audit of the financial statements of Katexco Pharmaceuticals Corp. as of December 31, 2018 and for the period from March 7, 2018 (inception) through December 31, 2018, which report includes an explanatory paragraph as to the ability of Katexco Pharmaceuticals Corp. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such proxy statement/prospectus.

/s/ Marcum llp

New York, NY

November 12, 2019

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Form S-4 of our report dated November 4, 2019 with respect to our audit of the financial statements of CannBioRex Pharmaceuticals Corp. as of December 31, 2018 and for the period from March 8, 2018 (inception) through December 31, 2018, which report includes an explanatory paragraph as to the ability of CannBioRex Pharmaceuticals Corp. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such proxy statement/prospectus.

/s/ Marcum llp

New York, NY

November 12, 2019

Independent Registered Public Accounting Firm’s Consent

We consent to the inclusion in this Registration Statement of KBL Merger Corp. IV on Form S-4 of our report dated November 4, 2019 with respect to our audits of the financial statements of 180 Therapeutics L.P. as of December 31, 2018 and 2017 and for each of the two years in the period ended December 31, 2018, which report includes an explanatory paragraph as to the ability of 180 Therapeutics L.P. to continue as a going concern, and which report appears in the proxy statement/prospectus, which is part of this Registration Statement. We also consent to the reference to our Firm under the heading “Experts” in such proxy statement/prospectus.

/s/ Marcum llp

New York, NY

November 12, 2019

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